BILL OF SALE


            This BILL OF SALE, dated as of February 13, 2007, is given by Deep Field Technologies, Inc., a New Jersey corporation (the "Seller") to iVoice, Inc., a New Jersey corporation (the "Purchaser"), pursuant to that certain Asset Purchase Agreement, dated as of the date hereof (the "Agreement"), by and between the Seller and the Purchaser. All capitalized words and terms used in this Bill of Sale and not defined herein have the respective meanings ascribed to them in the Agreement.

            In consideration of the premises and the other valuable consideration given by the Purchaser to the Seller, the receipt and sufficiency of which is hereby acknowledged, the Seller hereby sells, transfers, conveys, assigns and delivers to the Purchaser, its successors and assigns, all of its right, title and interest to and in the Assets and Liabilities (as such terms are defined in the Agreement).

            The Seller hereby constitutes and appoints the Purchaser its true and lawful attorney to do every act and thing whatsoever which the Seller could lawfully do in connection with the collection of all accounts and notes receivable, trade notes and trade accounts, including, without limitation, the endorsement in any manner of checks and drafts payable to the Seller or in the tradename of the Seller on account of the Assets.

            The Seller, by its execution of this Bill of Sale, and the Purchaser, by its acceptance of this Bill of Sale, hereby acknowledge and agree that neither the representations and warranties nor the rights and remedies of any party under the Agreement shall be deemed to be enlarged, modified or altered in any way by this instrument.



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            IN WITNESS  WHEREOF,  the Seller has caused  this Bill of Sale to be executed by a duly authorized officer as of the date first above written.

                                        DEEP FIELD TECHNOLOGIES, INC.


                                        By:  /s/ Fred Griffin
                                             -----------------------------
                                             Name:  Fred Griffin
                                             Title: Chief Financial Officer


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